GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints John R. Nolan and Amy F. Puffer, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2018.

/s/ Jonathan Darnell
Jonathan Darnell

GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints John R. Nolan and Amy F. Puffer, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2018.

/s/ Daniel Kern
Daniel Kern

GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints John R. Nolan and Amy F. Puffer, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2018.

/s/ Peter Kinder
Peter Kinder

GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints John R. Nolan and Amy F. Puffer, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2018.

/s/ Laurie Moskowitz
Laurie Moskowitz

GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints John R. Nolan and Amy F. Puffer, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2018.

/s/ Bancroft Poor
Bancroft Poor

GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints John R. Nolan and Amy F. Puffer, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2018.

/s/ James Starr
James Starr

GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints John R. Nolan and Amy F. Puffer, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2018.

/s/ Wendy Wendlandt
Wendy Wendlandt

GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints John R. Nolan and Amy F. Puffer, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2018.

/s/ Douglas Phelps
Douglas Phelps

GREEN CENTURY FUNDS

The undersigned hereby constitutes and appoints John R. Nolan and Amy F. Puffer, and each of them, with full powers of substitution as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and any may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2018.

/s/ Mary Raftery
Mary Raftery